UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 8, 2007

                                  EQUINIX, INC.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    000-31293               77-0487526
-------------------------------  ------------------------ ----------------------
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                   Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
         ---------------------------------------------------------------
                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.  Failure to Satisfy a Continued Listing Rule or Standard.

         As described in Item 5.02 below, on February 8, 2007, Equinix, Inc. ("Equinix") notified The Nasdaq Stock Market, Inc. that it was not in compliance with NASD Rule 4350(d)(2)(A) due to the vacancy created by Mr. Louis J. Lavigne, Jr.'s resignation as a member of the Audit Committee of Equinix's Board of Directors (the "Board"). Mr. Lavigne was the Audit Committee's chairman and considered its financial expert. On February 9, 2007, Equinix received a Nasdaq Staff Deficiency Letter confirming that Equinix fails to comply with Nasdaq's audit committee requirements.

         NASD Rule 4350(d)(2)(A) requires the audit committee of each Nasdaq issuer to have at least three independent members (as defined by NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934) on its audit committee, at least one of whom is a financial expert. Consequently, Equinix is in the process of searching for a new candidate to serve on its Board and Audit Committee who possesses qualifications that will satisfy both the independence requirements and the audit committee financial expert requirement. Currently, the Audit Committee is comprised of two independent members.

         Equinix has a cure period under NASD Rule 4350(d)(4)(B) until August 8, 2007 to comply with the requirements of NASD Rule 4350(d)(2)(A).

         A copy of the related press release is attached hereto as Exhibit 99.1.

Item 5.02.  Departure of Director

         Mr. Louis J. Lavigne, Jr., a member of the Board of Equinix, has given Equinix notice of his resignation from the Board. Mr. Lavigne joined Equinix's Board on August 11, 2005 and served as chairman of the Audit Committee of the Board and as a member of the Real Estate Committee of the Board. The resignation of Mr. Lavigne was solely for personal reasons and did not involve any disagreement with Equinix, Equinix's management or Equinix's Board of Directors.


Item 9.01. Financial Statements and Exhibits

     (d) Exhibits.

         99.1     Press Release of Equinix, Inc. dated February 12, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUINIX, INC.


DATE:  February 12, 2007                   By:    /s/ KEITH D. TAYLOR
                                                  -----------------------
                                                  Keith D. Taylor
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number                  Description
------                  -----------

99.1                    Press Release of Equinix, Inc. dated February 12, 2007.